SCHEDULE 14C

(Rule 14c-101)

INFORMATION REQUIRED IN INFORMATION STATEMENT

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the Securities

Exchange Act of 1934

Check the appropriate box:

☒ Preliminary Information Statement	☐ Confidential, For Use of the Commission Only (as permitted by Rule 14c-5(d)(2))
☐ Definitive Information Statement

U. S. Rare Earth Minerals, Inc.
(Name of Registrant as Specified in Its Charter)

6430 Medical Center St., Suite 230
Las Vegas, Nevada 89148

Payment of Filing Fee (Check the appropriate box):

☒  No fee required

☐  Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

☐  Fee paid previously with preliminary materials.

☐  Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount previously paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4)  Date Filed: March 23, 2015

U.S. Rare Earth Minerals, Inc.

6430 Medical Center St., Suite 230

Las Vegas, Nevada 89148

March 19, 2015

To our stockholders:

This information statement provides information to you regarding recent action taken by the Board of Directors of U.S. Rare Earth Minerals, Inc. (“Company”) to authorize an amendment to the Articles of Incorporation to authorize 300,000,000 shares of common stock with par value $0.001.

The Company obtained the written consent of stockholders representing 50.11% of the Company’s outstanding common shares, as of March 19, 2015, approving an amendment to the Company’s Articles of Incorporation, as described above, and to affect the above-mentioned corporate actions.  Pursuant to Rule 14c-2 under the Securities Exchange Act of 1934, as amended, the actions will not be effective and the required state filing effectuating this corporate action will not be filed with the Secretary of State for the State of Nevada, until ten (10) days after the date a Definitive Information Statement is filed with the Securities and Exchange Commission and a copy thereof is mailed to each of the Company’s stockholders.

Your vote is not required to approve any of these actions, and the enclosed information statement is not a request for your vote or a proxy. This information statement is furnished only to inform you of the action taken by the Board of Directors of the Company on March 19, 2015 above and before it takes effect in accordance with Rule 14c-2 promulgated under the Securities and Exchange Act of 1934, as amended. This information statement is first being mailed on or about March 19, 2015 to holders of record on March 19, 2015.

THIS IS NOT A NOTICE OF A SPECIAL MEETING OF STOCKHOLDERS AND NO STOCKHOLDER MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN.  WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.  THE ACCOMPANYING MATERIAL IS BEING SENT TO YOU FOR INFORMATIONAL PURPOSES ONLY

No action is required by you.  The accompanying Information Statement is furnished only to inform our stockholders of the action described above before they take place in accordance with the requirements of United States federal securities laws.  This Information Statement is being mailed on or about March 19, 2015 to all of the Company’s stockholders of record as of the close of business on March 18, 2019.

Please read the accompanying information statement carefully.

Very truly yours,

U.S. Rare Earth Minerals, Inc.

By:  /s/ Michael Herod

Michael Herod

President

U.S. Rare Earth Minerals, Inc.

6430 Medical Center St., Suite 230

Las Vegas, Nevada 89148

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INFORMATION STATEMENT

PURSUANT TO SECTION 14(C)

OF THE SECURITIES EXCHANGE ACT OF 1934

AND RULE 14C-2 THEREUNDER

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NO VOTE OR OTHER ACTION OF THE COMPANY'S STOCKHOLDERS IS REQUIRED IN CONNECTION WITH THIS INFORMATION STATEMENT.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY

The Company is distributing this Information Statement to its stockholders in full satisfaction of any notice requirements it may have under Securities and Exchange Act of 1934, as amended, and applicable Nevada law. No additional action will be undertaken by the Company with respect to the receipt of written consents, and no dissenters' rights under applicable Nevada law are afforded to the Company's stockholders as a result of the adoption of these resolutions.

The cost of furnishing this Information Statement will be borne by the Company.  We will mail this Information Statement to registered stockholders and certain beneficial stockholders where requested by brokerage houses, nominees, custodians, fiduciaries and other like parties

This Information Statement informs stockholders of the actions taken and approved on March 19, 2015.  The Company’s stockholders have already approved the corporate actions contemplated herein by written consent.  The Company's Board of Directors adopted resolutions approving an amendment to our Articles of Incorporation authorizing 300,000,000 common shares, par value $0.001.

Accordingly, all necessary corporate approvals to amend our Articles of Incorporation and to effectuate the above corporate actions have been obtained.  The Company is not seeking approval from its remaining stockholders.  This Information Statement is furnished solely for the purpose of informing our stockholders, in the manner required under the Exchange Act of these corporate actions.  Pursuant Section 14(c) of the Exchange Act and Rule 14c-2 promulgated thereunder, the corporate actions will not be effective and an Amendment to our Articles of Incorporation effectuating the corporate actions will not be filed with the Secretary of State for the State of Nevada, until ten (10) days after the date a Definitive Information Statement is filed with the Securities and Exchange Commission and a copy thereof is mailed to each of our stockholders. Therefore, this Information Statement is being sent to you for informational purposes only.

Nevada Revised Statutes (NRS Section 78.207) permits any action that can be taken at an annual or special meeting of shareholders to be taken without a meeting if either (i) all of the shareholders entitled to vote thereon consent to such action in writing or, (ii) if expressly provided for in the governing documents, the shareholders holding shares having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all of the shareholders entitled to vote thereon were present and voted content to such action in writing.  Our governing documents expressly provide for shareholder action without the formality of a meeting.  The approval of the corporate actions requires the affirmative vote or written consent of the majority of the issued and outstanding common shares.

THIS IS NOT A NOTICE OF A SPECIAL MEETING OF STOCKHOLDERS AND NO STOCKHOLDER MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN.  WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

The Company’s stockholders as of the March 19, 2015 are being furnished copies of this Information Statement.  This Information Statement is first being mailed or furnished to our stockholders on or about March 19, 2015.

Pursuant to 14c-2 under the Exchange Act, the amendment to the Articles of Incorporation to authorize 300,000,000 shares of common stock with par value $0.001 may not be effected until at least ten (10) calendar days after the mailing of the Definitive Information Statement to the Company’s shareholders.   This action only pertains only to the Company’s common stock. The Authorized 50,000,000 shares of Preferred stock, $0.001 par value, remains the same.

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NOTICE OF ACTION TO BE TAKEN PURSUANT TO THE WRITTEN CONSENT OF STOCKHOLDERS HOLDING A MAJORITY OF THE OUTSTANDING COMMON SHARES OF IN U.S. RARE EARTH MINERALS, INC.’S LIEU OF A SPECIAL MEETING OF THE STOCKHOLDERS, DATED MARCH 19, 2015

TO OUR STOCKHOLDERS:

NOTICE IS HEREBY GIVEN that, on March 19, 2015, the Company obtained the unanimous written consent of its Board of Directors and the written consent of stockholders holding 2,914,035 common shares representing 50.11% of the outstanding common shares, to approve an amendment of the articles of incorporation of the Company to authorize the Company to be able to issue up to 300,000,000 common shares, par value $0.001.

OUTSTANDING SHARES AND VOTING RIGHTS

As of March 19, 2015 the Company’s authorized capitalization consisted of 6,000,000 common shares, of which 5,816,332 common shares were issued and outstanding as a result of the reverse split of the common stock of the Company.

This action only pertains only to the Company’s common stock. The Authorized 50,000,000 shares of Preferred stock, $0.001 par value, remains the same.

Each common share of the Company entitles its holder to one vote on each matter submitted to the Company’s stockholders. However, because the stockholders owning a majority of the issued and outstanding shares of common stock of the Company have approved by consent of the foregoing action by resolution dated March 19, 2015. Such approval by consent is permitted in lieu of a special meeting of the shareholders, in accordance with Nevada Revised Statutes (NRS Section 78.207). Therefore, no other stockholder vote will be solicited in connection with this Information Statement.

AMENDMENT TO U.S. RARE EARTH MINERALS, INC.’S

ARTICLES OF INCORPORATION

The Board of Directors and majority stockholders have approved an amendment to our Articles of Incorporation to effectuate the corporate actions outlined below.

We intend to file an Amendment to our Articles of Incorporation with the Secretary of State for the State of Nevada effectuating the corporate action outlined below.  Pursuant to Rule 14c-2 under the Exchange Act, the Amendment will not be filed, until ten (10) days after the date a Definitive Information Statement is filed with the Securities and Exchange Commission and a copy thereof is mailed to each of our stockholders.  It is presently contemplated that such filing will be made on or about March 30, 2015.

Amendment to the Company’s Articles of Incorporation to authorize 300,000,000 common shares par value, $0.001.

The current Articles of Incorporation of the Company do not authorize the Company to issue 300,000,000 common shares. The Board of Directors and the holders of 50.11% of the issued and outstanding common shares have determined that having 300,000,000 could facilitate corporate financing and other plans of the Company, which are intended to foster its growth and flexibility.  After the Amendment to the Articles of Incorporation, the Board of Directors will be authorized to issue common shares without further shareholder approval.

Reason for Amendment

The Board of Directors of the Company has determined that it is in the best interests of the Company to amendment to the Articles of Incorporation to authorize 300,000,000 shares of common stock with par value $0.001.because it will permit the Company sell more stock to new investors or to pay obligations of the Company with stock in lieu of cash. Presently the Company cannot exceed the issuance set forth in the Articles of Incorporation, which is, six million (6,000,000) shares of common stock. There are presently 5,816,332 shares of common stock issued and outstanding. The Board of Directors of the Company has the right to amend the articles of the Company in accordance with the Nevada Revised Statutes (NRS Section 78.207) upon obtaining the written consent of shareholders owning a majority of issued and outstanding shares of common stock of Company.

Effects of the Amendment

Immediately after the 1 for 50 reverse stock split, the Company was authorized to issue only 6,000,000 shares of common stock. As a result of the consent of stockholders owning a majority of the issued and outstanding shares of common stock of the Company, the Company is now authorized to issue up to 300,000,000 shares of common stock. This action only pertains only to the Company’s common stock. The Authorized 50,000,000 shares of Preferred stock, $0.001 par value, remains the same.

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SECURITY OWNERSHIP OF

CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of September 30, 2014, the number and percentage of the Company’s outstanding common shares owned by (i) each director, (iii) each named executive officer and significant employee, and (iv) all officers and directors as a group.

Name and address	Securities Owned	% Owned

Dennis Cullison,
Chairman and Director
6430 Medical Center St., Suite 230,
Las Vegas, Nevada 89148	654,676	11.26

Lawrence W. Bonafide.
Chief Financial Officer and Director
6430 Medical Center St., Suite 230,
Las Vegas, Nevada 89148	500,021	8.60

Michael Herod,
President and Director
6430 Medical Center St., Suite 230,
Las Vegas, Nevada 89148	499,999	8.60

David Lee
Director
6430 Medical Center St., Suite 230,
Las Vegas, Nevada 89148	102,000	1.75

Various shareholders not officers and directors
or employees consenting	1,157,339	20

OTHER MATTERS

The entire cost of furnishing this information statement will be borne by Company. We will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this information statement to the beneficial owners of common stock held of record by them and will reimburse such persons for their reasonable charges and expenses in connection therewith.

EXHIBITS

1 Written Consent of Stockholders of U.S. Rare Earth Minerals, Inc. dated March 19, 2015

IF YOU HAVE ANY QUESTIONS REGARDING THIS INFORMATION STATEMENT, PLEASE CONTACT:

Henry C. Casden

Attorney at Law

73525 El Paseo, Suite D2515

Palm Desert, CA 92260

760-674-0998

BY ORDER OF THE BOARD OF DIRECTORS OF U.S. RARE EARTH MINERALS, INC.

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EXHIBIT 1

WRITTEN CONSENT OF STOCKHOLDERS

OF

U.S. RARE EARTH MINERALS, INC.

March 19, 2015

The undersigned, being the holder of the attached proxies, signed by the rightful owners of the voting common stock of U.S. Rare Earth Minerals, Inc. (a Nevada Corporation, hereinafter referred to as the “Company”) entitled to more than 50% of the eligible votes, acting in accordance with the Nevada Revised Statutes, hereby consents and directs that the Articles of Incorporation be amended to change Authorized Shares of the corporation as follows:

SHARES:	Number of Common Shares with par value: 300,000,000

Par value per share $0.001

Further that the Shareholders ratify the Board of Directors decision made at a Special Meeting on March 13, 2015 to amend the Articles of Incorporation to increase thee authorized shares of common stock to 300,000,000.

Larry Bonafide

Holder of proxies for 2,914,035 shares voting common stock;

Each share entitled to one (1) vote totaling 3,096,583 votes

Total common shares outstanding this date:	5,816,332

Votes consenting :	2,914,035

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